PROVISIONS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2019
PROVISIONS AND CONTINGENCIES
PROVISIONS AND CONTINGENCIES

17 Provisions and contingencies

Accounting policy

In the normal course of business the Group is involved in various legal disputes. Provisions are made for loss contingencies when it is deemed probable that an adverse outcome will occur and the amount of the losses can be reasonably estimated. Where the Group is the plaintiff in pursuing claims against third parties, legal and associated expenses are charged to the income statement as incurred. The recognition of provisions for legal disputes is subject to a significant degree of estimation. In making its estimates management takes into account the advice of internal and external legal counsel. Provisions are reviewed regularly and amounts updated where necessary to reflect developments in the disputes. The ultimate liability may differ from the amount provided depending on the outcome of court proceedings or settlement negotiations or as new facts emerge.

A provision for onerous contracts is recognised when the expected benefits to be derived by the Group from a contract are lower than the unavoidable cost of meeting its obligations under the contract. For the purpose of calculating any onerous lease provision, the Group takes the discounted future lease payments (if any), net of expected rental income. Before a provision is established, the Group recognises any impairment loss on the assets associated with that contract.

A provision for rationalisation is recognised when the Group has approved a detailed and formal restructuring plan, and the restructuring either has commenced or has been announced publicly. Future operating losses are not provided for.

17.1 Provisions

		Rationalisation		Legal and other
		provisions	Metal-on-metal	provisions	Total
	Notes	$ million	$ million	$ million	$ million
At 1 January 2018		6	157	63	226
Net charge to income statement		120	72	(2)	190
Unwinding of discount		–	4	–	4
Utilised		(90)	(41)	(14)	(145)
Transfers		–	–	–	–
Exchange adjustment		(1)	–	–	(1)
At 31 December 2018		35	192	47	274
Net charge to income statement		134	121	5	260
Unwinding of discount		–	5	–	5
Utilised		(130)	(3)	(7)	(140)
Acquisitions	21	–	–	17	17
Exchange adjustment		1	–	–	1
At 31 December 2019		40	315	62	417
Provisions – due within one year		40	112	51	203
Provisions – due after one year		–	203	11	214
At 31 December 2019		40	315	62	417
Provisions – due within one year		35	50	36	121
Provisions – due after one year		–	142	11	153
At 31 December 2018		35	192	47	274

The principal elements within rationalisation provisions relate to the implementation of the Accelerating Performance and Execution (APEX) programme that was announced in February 2018.

The Group has estimated a provision of $315m (2018: $192m) relating to the present value at 31 December 2019 of the estimated costs to resolve all other known and anticipated metal-on-metal hip claims globally. The net charge of $121m in 2019 was recorded as a result of the nature and number of claims in 2019 differing to prior experience upon which previous provisions had been based. The estimated value of the provision has been determined using an actuarial model. Given the inherent uncertainty in assumptions including sensitivity to factors such as the number, outcome and value of claims the actual costs may differ significantly from this estimate. A range of expected outcomes between the 10th and 90th percentile generated by the actuarial model would not give rise to a material adjustment. The potential for more adverse outcomes exists and for example at the 95th percentile a charge similar to that incurred in 2019 would be required, in 2020 or thereafter. The provision does not include any possible further insurance recoveries on these claims or legal fees associated with defending claims. The Group carries considerable product liability insurance, and will continue to defend claims vigorously.

The legal and other provisions mainly relate to various other product liability and intellectual property litigation matters.

All provisions are expected to be substantially utilised within five years of 31 December 2019 and none are treated as financial instruments.

17.2 Contingencies

The Company and its subsidiaries are party to various legal proceedings, some of which include claims for substantial damages. The outcome of these proceedings cannot readily be foreseen, but except as described herein management believes none of them is likely to result in a material adverse effect on the financial position of the Group. The Group provides for outcomes that are deemed to be probable and can be reliably estimated. There is no assurance that losses will not exceed provisions or will not have a significant impact on the Group’s results of operations in the period in which they are realised.

17.3 Legal proceedings

Product liability claims

The Group faces claims from time to time for alleged defects in its products and has on occasion recalled or withdrawn products from the market. Such claims are endemic to the medical device industry. The Group maintains product liability insurance subject to limits and deductibles that management believes are reasonable. All policies contain exclusions and limitations, however, and there can be no assurance that insurance will be available or adequate to cover all claims.

In recent years, there has been heightened concern about possible adverse effects of hip implant products with metal-on-metal bearing surfaces, and the Group has incurred, and will continue to incur expenses to defend claims in this area. As of December 2019, approximately 1,260 such claims were pending with the Group around the world. Most claims relate to the Group’s Birmingham Hip Resurfacing (BHR) product and its two modular metal-on-metal components: the Birmingham Hip Modular Head (BHMH) and the optional metal liner component of the R3 Acetabular System (R3ML). The BHMH and R3ML are no longer on the market: the R3ML was withdrawn in 2012 and the BHMH was phased out in 2014. In 2015, the Group ceased offering smaller sizes of the BHR and restricted instructions for BHR use in female patients. These actions were taken to ensure that the BHR is used only in those patient groups where it continues to demonstrate strong performance.

In 2015 and 2016, the Group’s US subsidiary settled a large part of the majority of its US metal-on-metal hip lawsuits in two group settlements, without admitting liability. Insurance receipts covered most of the amounts paid, with the net cash cost being $25m. In November 2017, the Group’s US subsidiary entered into a memorandum of understanding to settle a third group of claims, without admitting liability. The third settlement was finalised in 2018. These cases principally related to the Group’s modular metal-on-metal hip components, which are no longer on the market. On 5 April 2017, the Judicial Panel on Multidistrict Litigation (MDL) ordered Smith & Nephew BHR cases pending or later filed in US federal court to be consolidated for pre-trial proceedings and transferred to the federal court in Baltimore, Maryland. As of December 2019, there were approximately 733 cases pending in the MDL in the United States. In England and Wales, the Group’s UK subsidiary entered into a group settlement in 2017 to settle 150 claims principally related to the Group’s modular metal-on-metal hip component, which are no longer on the market. Metal-on-metal hip implant claims against various companies in England and Wales were consolidated for trials under group litigation orders in the High Court in London. As of December 2019, all of the BHR lawsuits pending against the Group in England and Wales have been discontinued.

The Group requested indemnity from its product liability insurers for most of these metal-on-metal hip implant settlements. Each insurer makes its own decision as to coverage issues, and the liability of some insurers depends on exhaustion of lower levels of coverage. Insurers of the lower layers of the Group’s insurances indemnified the Group in respect of these claims up to the limits of those insurances. The Group commenced arbitration proceedings against another insurer in respect of that insurer’s share of the claims and associated defence costs in the amount of $50m. That dispute was resolved in September 2019 for the full amount of the policy limits. Subsequently, other insurers indemnified the Group to the limits of their respective applicable policies, resulting in collection of $147m in insurance recoveries in 2019.

Litigation outcomes are difficult to predict and defence costs can be significant. The Group takes care to monitor the clinical evidence relating to its metal hip implant products and ensure that its product offerings are designed to serve patients’ interests.

17 Provisions and contingencies continued

Intellectual property disputes

The Group is engaged, as both plaintiff and defendant, in litigation with various competitors and others over claims of patent infringement and other intellectual property matters. These disputes are being heard in courts in the US and other jurisdictions and also before agencies that examine patents. Outcomes are rarely certain and costs are often significant.

The Group prosecuted and defended a series of patent infringement suits against Arthrex in US federal courts in Oregon and Texas starting in 2004, principally relating to suture anchors for use in shoulder surgery. Arthrex paid $99m in June 2015 in connection with the Oregon litigation, and most of that award (net of various expenses) was recognised in the Group’s operating profit at that time. The Group asserted the same patent against additional Arthrex products in a follow-up suit that was scheduled for trial in February 2017 in the Oregon court. Arthrex asserted its own suture anchor patents against Smith & Nephew in 2014 and 2015 in the US District Court for the Eastern District of Texas. In December 2016, the jury in that case decided that two of the Group’s US subsidiaries infringed two asserted Arthrex patents and awarded Arthrex $17m. In February 2017, the parties reached a settlement resulting in the dismissal of all patent litigation in Oregon and Texas. Smith & Nephew agreed to pay Arthrex $8m, and each party agreed to additional payments contingent on the outcome of patent validity proceedings currently pending at the US Patent & Trademark Office relating to the asserted patents. In November 2017, the US Patent & Trademark Office issued a Reexamination Certificate confirming validity of certain claims of US Patent No. 5,601,557 asserted by Smith & Nephew against Arthrex in the Oregon litigation. The issuing of the Reexamination Certificate triggered a payment of $80m which was received by Smith & Nephew in December 2017, and $54m (net of various expenses) was recognised in the Group’s 2017 operating profit. In August 2019, the Court of Appeals for the Federal Circuit affirmed an earlier US Patent & Trademark Office ruling invalidating one of the asserted Arthrex patents. In October 2019, the Court of Appeals for the Federal Circuit vacated an earlier US Patent & Trademark Office ruling invalidating the other asserted Arthrex patent, and remanded the proceeding (on constitutional grounds) back to the US Patent & Trademark Office. The Group has adequately provided for any possible additional payment relating to its historical sales.

17.4 Tax Matters

At any given time the Group has unagreed years outstanding in various countries and is involved in tax audits and disputes, some of which may take several years to resolve. Provisions are based on best estimates and management’s judgements concerning the likely ultimate outcome of any audit or dispute. Management considers the specific circumstances of each tax position and takes external advice, where appropriate, to assess the range of potential outcomes and estimate additional tax that may be due. The Group believes that it has made adequate provision in respect of additional tax liabilities that may arise. See Note 5 for further details.